Exhibit 10.2

AMENDMENT NO. 9
TO
RECEIVABLES SALE AGREEMENT

THIS AMENDMENT NO. 9 TO RECEIVABLES SALE AGREEMENT (this “Amendment”) is entered into as of July 22, 2014 by and between Consumers Receivables Funding II, LLC (“Buyer”) and Consumers Energy Company (“Originator”).  Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Receivables Sale Agreement” referred to below.

PRELIMINARY STATEMENT

Reference is made to that certain Receivables Sale Agreement dated as of May 22, 2003 between Buyer and Originator (as amended prior to the date hereof, as amended hereby and as the same may be further amended, restated, supplemented or modified from time to time, the “Receivables Sale Agreement”).

The parties hereto have agreed to amend certain provisions of the Receivables Sale Agreement upon the terms and conditions set forth herein.

1.                                      Amendments to the Receivables Sale Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Receivables Sale Agreement is hereby amended as follows:

1.1                               Section 4.1(a)(v) of the Receivables Sale Agreement is hereby amended to restate clauses (i), (ii) and (iii) thereof as follows:

(i) copies of all reports, statements, notices and certificates delivered or received by Originator (in its capacity as “Servicer” under either Servicing Agreement or otherwise) pursuant to Sections 3.05, 3.06, 3.07, 6.02, Annex 1 and Annex 2 of the 2001 Servicing Agreement (excluding any “Daily Servicer’s Report” delivered pursuant to Annex 2 of the 2001 Servicing Agreement) and Sections 3.01(b), 3.03, 3.04, 4.01 and 7.04 of the 2014 Servicing Agreement, (ii) copies of all reports and notices delivered to the holders of the securitization bonds issued by Consumers Funding LLC or the holders of the securitization bonds issued by Consumers 2014 Securitization Funding LLC, (iii) copies of all amendments, waivers or other modifications to any of the Basic Documents (as defined in either Servicing Agreement),

1.2                               Section 4.1(a)(viii) of the Receivables Sale Agreement is hereby amended to restate the phrase “the Servicing Agreement” as “each Servicing Agreement”.

1.3                               Section 4.1(b)(v) of the Receivables Sale Agreement is hereby amended to restate the phrase “the Servicing Agreement” as “either Servicing Agreement”.

1.4                               Section 4.1(d) of the Receivables Sale Agreement is hereby amended to restate the phrase “the Securitization Property and the Servicing Agreement” as “the 2001 Securitization Property, the 2014 Securitization Property and the Servicing Agreements”.

1.5                               Section 4.1(e)(i) of the Receivables Sale Agreement is hereby amended to restate the phrase “the Servicing Agreement” (in two places) as “the Servicing Agreements”.

1.6                               Section 4.1(i) of the Receivables Sale Agreement is hereby amended to restate the phrase “Collections and Securitization Charge Collections” (in two places) as “Collections, 2001 Securitization Charge Collections and 2014 Securitization Charge Collections”.

1.7                               Section 4.1(l) of the Receivables Sale Agreement is hereby amended to restate the phrase “the Servicing Agreement” (in two places) as “each Servicing Agreement” and to change the caption thereof from “Performance under Servicing Agreement” to “Performance under Servicing Agreements”.

1.8                               Section 4.2(g) of the Receivables Sale Agreement is hereby amended to restate the phrase “Collections and Securitization Charge Collections” as “Collections, 2001 Securitization Charge Collections and 2014 Securitization Charge Collections”.

1.9                               Section 4.2 of the Receivables Sale Agreement is hereby amended to restate paragraph (h) in its entirety as follows:

(h)                                 Servicing Agreements.  Without the consent of Buyer and its assigns, Originator will not amend, modify or waive any term or condition of (i) Section 3.02 or Section 5.04 of the 2001 Servicing Agreement, (ii) Annex 2 to the 2001 Servicing Agreement, (iii) the definition of the term “Securitization Charges”, “Securitization Charge Collections” or “Transferred Securitization Property” in the 2001 Servicing Agreement, (iv) Section 3.01(a), Section 4.01 or Section 8.04 of the 2014 Servicing Agreement, (v) Exhibit A to the 2014 Servicing Agreement, (vi) the definition of the term “Securitization Charge”, “Securitization Charge Collections” or “Securitization Property” in the 2014 Servicing Agreement or (vii) to the extent relating to any of the foregoing, any definition used directly or indirectly in any of the foregoing terms or conditions.

1.10                        Section 5.1(a) of the Receivables Sale Agreement is hereby amended to restate the phrase “the Servicing Agreement” as “either Servicing Agreement”.

1.11                        Section 6.1(vii) of the Receivables Sale Agreement is hereby amended to restate the phrase “the Servicing Agreement” (in two places) as “either Servicing Agreement”.

1.12                        Exhibit I to the Receivables Sale Agreement is hereby amended to delete the definition therein of “Receivable”, and replace it with the following:

“Receivable” means all indebtedness and other obligations owed to Originator (at the time it arises, and before giving effect to any transfer or conveyance under the Agreement) or Buyer (after giving effect to the transfers under the Agreement) or in which Originator or Buyer has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods, electricity or gas or the rendering of services by Originator, and which is identified on the books and records of Originator (including its accounting system) with the account code “Account 1460000 Customer Receivables” or

“Account 1460201 — A/R Other” (or, in each case, any subsequent or replacement account code used to identify similar indebtedness or other similar obligations owed to Originator), and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto.  Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Originator treats such indebtedness, rights or obligations as a separate payment obligation.  Notwithstanding the foregoing, “Receivable” does not include: (A) (i) 2001 Transferred Securitization Property or (ii) the books and records relating solely to the 2001 Transferred Securitization Property; provided that the determination of what constitutes collections of the 2001 Securitization Charges in respect of 2001 Transferred Securitization Property shall be made in accordance with the calculation methodology specified in Annex 2 to the 2001 Servicing Agreement; or (B) (i) 2014 Transferred Securitization Property or (ii) the books and records relating solely to the 2014 Transferred Securitization Property; provided that the determination of what constitutes collections of the 2014 Securitization Charges in respect of 2014 Transferred Securitization Property shall be made in accordance with the calculation methodology specified in Exhibit A to the 2014 Servicing Agreement.

1.13                        Exhibit III to the Receivables Sale Agreement is hereby replaced in its entirety with the Exhibit III attached hereto.

2.                                      Conditions Precedent.  This Amendment shall become effective on the first Business Day on which Buyer and the Administrative Agent or its counsel has received four (4) counterpart signature pages to this Amendment, executed by each of the parties hereto.

3.                                      Representations and Warranties.  Originator hereby represents and warrants to Buyer and its assigns that:

3.1                               This Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms.

3.2                               On the date hereof, before and after giving effect to this Amendment, no Termination Event or Potential Termination Event has occurred and is continuing.

4.                                      Reference to and Effect on the Transaction Documents.

4.1                               Upon the effectiveness of this Amendment, (i) each reference in the Receivables Sale Agreement to “this Receivables Sale Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Receivables Sale Agreement as amended or otherwise modified hereby, and (ii) each reference to the Receivables Sale Agreement in any other Transaction Document, or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Sale Agreement as amended or otherwise modified hereby.

4.2                               Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Receivables Sale Agreement, of all other Transaction Documents, and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

4.3                               The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer or its assigns under the Receivables Sale Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.  Buyer and its assigns hereby expressly reserve all of their rights with respect to the occurrence of other Termination Events, if any, whether previously existing or hereinafter arising or which exist at any time on or after the date first written above.

5.                                      CHOICE OF LAW.  THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

6.                                      Execution of Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

7.                                      Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

CONSUMERS RECEIVABLES FUNDING II, LLC

		By:	/s/ DV Rao
			Name:	Venkat Dhenuvakonda Rao
			Title:	President, Chief Executive Officer, Chief
Financial Officer and Treasurer

CONSUMERS ENERGY COMPANY

		By:	/s/ DV Rao
Name: Venkat Dhenuvakonda Rao
Title: Vice President and Treasurer

Consented To By:

THE BANK OF NOVA SCOTIA,
as a Financial Institution,
as a Managing Agent and
as Administrative Agent

By:	/s/ Thane Rattew
Name: THANE RATTEW
Title: MANAGING DIRECTOR

EXHIBIT III

Lock-boxes; Collection Accounts; Collection Banks; Specified Accounts

JP Morgan Chase Bank
611 Woodward Ave.
Detroit, MI 48226
Contact: Gary Minoletti
Phone: 313-256-2224
Collection Account: number INTENTIONALLY OMITTED; provided, that, such account shall be a Specified Account on and after such date as the account is subject to a Collection Account Agreement.

Comerica Bank
Livonia Operations Center
39200 W. Six Mile Road
Livonia, MI 48152
Contact: Lorraine Edwards
Phone: 734-632-4536
Collection Account: number INTENTIONALLY OMITTED; provided, that, such account shall be a Specified Account on and after such date as the account is subject to a Collection Account Agreement.

Lock-Box Zip Code:
Lansing, MI 48937-0001

PNC Bank, National Association
620 Liberty Avenue
Pittsburgh, PA 15222
Contact: Amanda Cozzens
Phone: 231-935-1239
Specified Account: number INTENTIONALLY OMITTED

Fifth Third Bank
710 Seminole Rd MD R17061
Norton Shores, MI 49441
Contact: Randy Wolffis, VP & Relationship Manager
Phone: 231-733-5006
Fax: 231-739-7430
Email: randal.wolffis@53.com; CommercialSupport@53.com
Specified Account: number INTENTIONALLY OMITTED and number INTENTIONALLY OMITTED